UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 8, 2025
QUANTERIX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-38319	20-8957988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Middlesex Turnpike
Billerica, MA	01821
(Address of principal executive offices)	(Zip Code)
(617) 301-9400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	QTRX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01    Completion of Acquisition or Disposal of Assets
On January 8, 2025, Quanterix Corporation (the “Company”) completed the acquisition of Emission Inc. (“Emission”) pursuant to the Share Purchase Agreement (the “Purchase Agreement”), dated as of December 16, 2024, by and among the Company, Emission, the shareholders of Emission (collectively, the “Shareholders”), and Van Chandler, as the Shareholders’ representative. Pursuant to the terms of the Purchase Agreement, the Company purchased from the Shareholders all of the issued and outstanding shares of capital stock of Emission for an upfront payment of $10 million, with an additional $10 million payable upon completion of certain technical milestones. Additionally, the Shareholders may receive up to an additional $50 million in earnout payments through December 31, 2029, contingent upon the achievement of certain performance milestones, which the Company expects will be primarily funded through cash generated from the achievement of the earnout criteria.
The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Purchase Agreement, a copy of which was previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 17, 2024 (File No. 001-38319) and incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(a)Financial Statements of Business Acquired.
No financial statements are required in connection with the transaction described under Item 2.01.
(b)Pro Forma Financial Information.
No pro forma financial information is required in connection with the transaction described under item 2.01.
(d)Exhibits

Exhibit No.	Description
2.1@
Share Purchase Agreement, dated December 16, 2024, by and among Quanterix Corporation, the Shareholders of Emission Inc. and the Shareholder Representative (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on December 17, 2024 (File No. 001-38319))

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@    Portions of this document (indicated by “[***]”) have been omitted because such information is not material and is the type of information that the Registrant treats as private or confidential.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUANTERIX CORPORATION

By:	/s/ Vandana Sriram
Vandana Sriram
Chief Financial Officer
Date: January 8, 2025